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                                                                   Exhibit 10.51

                                PROMISSORY NOTE

$184,078.13                                            STOUGHTON, MASSACHUSETTS
                                                       January 30, 2000


     FOR VALUE RECEIVED, the undersigned DAVID PERDUE (hereinafter the "Employee" or the "Borrower") hereby promises to pay to the order of Reebok International Ltd., 100 Technology Center Drive, Stoughton, Massachusetts 02072 (hereinafter called "Reebok" or the "Company") the principal amount of ONE HUNDRED EIGHTY-FOUR THOUSAND SEVENTY-EIGHT DOLLARS AND THIRTEEN CENTS ($184,078.13) (the "Original Principal Amount"), together with interest on the outstanding principal balance at a fixed rate per annum of 6.21% (but in no event higher than the maximum permitted by law), in the manner set forth herein. This Promissory Note (the "Note") and all principal and interest thereon matures on January 24, 2004, or earlier, as set forth below.

     This Note and the indebtedness evidenced hereby are being provided pursuant to the terms of the Restricted Stock Certificate dated January 24, 2000 (the "Certificate") and the Section 83(b) of the Internal Revenue Code election between Employee and Reebok (the "Section 83(b) Election"). The proceeds of the loan may be used only for the purpose of paying the federal and state income taxes due as a result of Employee's making the Section 83(b) Election with respect to the Certificate.

     Employee shall pay to Reebok the principal amount referenced above the applicable interest in the following manner:

DATE                AMOUNT
---------------------------------------------------------
January 24, 2001    $46,019.53 Principal, plus
                    $ 7,144.53 Interest
---------------------------------------------------------
January 24, 2002    $46,019.53 Principal, plus
                    $ 7,144.53 Interest
---------------------------------------------------------
January 24, 2003    $46,019.53 Principal, plus
                    $ 7,144.53 Interest
---------------------------------------------------------
January 24, 2004    $46,019.53 Principal, plus
                    $ 7,144.53 Interest
---------------------------------------------------------

     Reebok shall have the right to set off any amounts that Employee owes Reebok hereunder against any monies that Reebok or any of its subsidiaries may owe to Employee, of any nature whatsoever, including without limitation, any compensation (including bonus amounts) and any severance owed or any other benefit owed to or held as an employee of Reebok or any of its subsidiaries, and Employee hereby agrees to and authorizes any such setoff.

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     If payment of the principal on this Note is not paid in accordance with the terms aforementioned, then this Note shall be deemed to be in default and if suit is brought to collect this Note, Reebok shall be entitled to collect, in addition to any principal outstanding, all reasonable costs and expenses to include, but not necessarily be limited to, reasonable attorneys' fees and expenses.

     This Note may be called and required to be paid in full if: (i) you fail to make payments when due, or (ii) your employment with Reebok is terminated for any reason. The Restricted Shares granted to you by the Certificate are hereby pledged as collateral for this Note.

     Presentment, notice of dishonor and protest are hereby waived by Borrower. This Note shall be binding upon Borrower and his or her heirs, executors, administrators, and legal representatives. No delay or omission on the part of the Reebok in exercising any rights hereunder shall operate as a waiver of such rights or of any other right of Reebok, nor shall any delay, omission or waiver on any one occasion be deemed as a bar to, or waiver of, the same or any other right on any future occasion. This Note may not be changed or terminated orally. Borrower shall have the right to prepay the principal and any accrued interest on this Note, in whole or in part, at any time or times, without penalty.

     All rights and obligations hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, and this Note is executed as, and shall have effect of, a sealed instrument. If any provision of this transaction is inconsistent with the laws and statutes of the Commonwealth of Massachusetts, the rest of the transaction shall not be affected, and that part that is not in accord with the said laws shall be adjusted to so comply.

     IN WITNESS WHEREOF, the undersigned has executed this Note as an instrument under seal as of the date first set forth above.

                                             /s/ David A. Perdue
                                             -----------------------
                                             Name


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